             As filed with the Securities and Exchange Commission
                              on October 13, 1995


                                                 Registration No. 33-

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                             Sequoia Systems, Inc.
--------------------------------------------------------------------------------
              (Exact name of issuer as specified in its charter)

           Delaware                                              04-2738973
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                              400 Nickerson Road
                       Marlborough, Massachusetts 01752
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)     (Zip Code)

                       1993 Employee Stock Purchase Plan
                       ---------------------------------
                           (Full title of the plan)

                             Jeremy F. Swett, Esq.
                              400 Nickerson Road
                       Marlborough, Massachusetts  01752
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

                                (508) 480-0800
--------------------------------------------------------------------------------
         (Telephone number, including area code, of agent for service)

                    CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------
 Title of                        Proposed          Proposed
securities     Amount to         maximum           maximum         Amount of
  to be            be         offering price      aggregate       registration
registered     registered       per share       offering price        fee
----------     ----------     --------------    --------------    ------------
Common         500,000         $5.94(1)          $2,970,000(1)      $1,025.00
Stock,          shares
$.40 par
value

-------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and Rule 457(h) under the Securities Act of 1933, as amended, upon the basis of the average of the high and low prices of the Registrant's Common Stock as reported on the Nasdaq National Market on October 10, 1995.


                              Page 1 of 6 pages.
                        Exhibit Index begins on page 4.

                    Statement of Incorporation by Reference


     Pursuant to General Instruction E to Form S-8, this Registration Statement on Form S-8 (the "Registration Statement") incorporates by reference the contents of the Registration Statement on Form S-8, filed by Sequoia Systems, Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission on September 18, 1993 (File No. 33-64690) relating to the Registrant's 1993 Employee Stock Purchase Plan.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Marlborough, Commonwealth of Massachusetts, on this 30th day of September, 1995.

                                      SEQUOIA SYSTEMS, INC.



                                      By:  /s/Richard B. Goldman
                                           ---------------------
                                           Richard B. Goldman
                                           Vice President and Chief
                                             Financial Officer




                               POWER OF ATTORNEY


     We, the undersigned officers and directors of Sequoia Systems, Inc., hereby severally constitute Cornelius P. McMullan, Richard B. Goldman, Jeremy F. Swett and David A. Westenberg and each of them singly, our true and lawful attorneys with full power to any of them, and to each of them singly, to sign for us and in our names in the capacities indicated below the Registration Statement on Form S-8 filed herewith and any and all amendments to said Registration Statement and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Sequoia Systems, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                       Title                         Date
---------                       -----                         ----

/s/Cornelius P. McMullan        President, Chief         )September 30, 1995
------------------------        Executive Officer        )
Cornelius P. McMullan           and Director             )
                                (Principal Executive     )
                                Officer)                 )
                                                         )
                                                         )
/s/Richard B. Goldman           Vice President,          )September 30, 1995
---------------------           Finance and Chief        )
Richard B. Goldman              Financial Officer        )
                                and (Principal           )
                                Accounting Officer)      )
                                                         )
                                                         )
/s/Dean C. Campbell             Director                 )September 30, 1995
-------------------                                      )
Dean C. Campbell                                         )
                                                         )
/s/A. Theodore Engkvist         Director                 )September 30, 1995
-----------------------                                  )
A. Theodore Engkvist                                     )
                                                         )
/s/Francis J. Hughes, Jr.       Director                 )September 30, 1995
-------------------------                                )
Francis J. Hughes, Jr.                                   )
                                                         )
                                Director                 )September __, 1995
----------------                                         )
Dennis Malloy                                            )
                                                         )
/s/John F. Smith                Director                 )September 30, 1995
----------------                                         )
John F. Smith                                            )
                                                         )
/s/J. Michael Stewart           Director                 )September 30, 1995
---------------------
J. Michael Stewart

                                 EXHIBIT INDEX
                                 -------------

                                                               Sequential
Exhibit                                                         Page No.
-------                                                        ----------

 4.1      Specimen certificate representing the Common
          Stock filed as Exhibit 4.1 to the Registrant's
          Registration Statement on Form S-1 (File No.
          33-33024) and incorporated herein by
          this reference                                           --

 5.1      Opinion of Hale and Dorr                                  5

23.1      Consent of Hale and Dorr
          (included in Exhibit 5.1)                                --

23.2      Consent of Coopers & Lybrand L.L.P.                       6

24.1      Power of Attorney (included in the
          signature pages of this Registration                     --
          Statement)